UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 18, 2008

DANKA BUSINESS SYSTEMS PLC

(Exact name of registrant as specified in its charter)

England & Wales	0-20828	98-0052869
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11101 Roosevelt Boulevard St. Petersburg, Florida 33716	and	Masters House 107 Hammersmith Road London W14 0QH England
(Addresses of principal executive offices)

Registrant’s telephone number, including area code:

727-622-2100 in the United States

011-44-207-605-0150 in the United Kingdom

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events

On June 18, 2008, Danka Business Systems PLC (“Danka” or the “Company”) filed a supplement to the proxy statement dated May 30, 2008, and issued a press release announcing that in response to statements by a number of holders of Danka’s ordinary shares/American Depositary Shares (“ADSs”) that they support the sale of Danka Office Imaging Company (“DOIC”) to Konica Minolta Business Solutions U.S.A., Inc. (“Konica Minolta”), but do not support the members voluntary liquidation (“MVL”) as currently proposed, Danka’s board of directors has determined that it is in the best interests of Danka and its shareholders as a whole to no longer condition completion of the sale of DOIC to Konica Minolta upon shareholder approval of the MVL.

As a result, at the Extraordinary General Meeting of Danka shareholders scheduled to be held on June 27, 2008, the board of directors will propose an amendment to the resolution to approve the sale of DOIC to Konica Minolta, such that if the resolution relating to the sale transaction is amended and the sale transaction then approved by the affirmative vote of a majority of the votes cast at the Extraordinary General Meeting, the sale of DOIC to Konica Minolta will be completed, regardless of the outcome of the resolution to approve the MVL.

The press release is attached as Exhibit 99.1 and is incorporated herein by reference. The supplement to the proxy statement was filed separately with the Securities and Exchange Commission on June 18, 2008 and Danka shareholders are encouraged to read the proxy statement supplement in its entirety.

On June 18, 2008, in connection with the announcement that the board of directors will propose an amendment to the resolution to approve the sale of DOIC to Konica Minolta, the Company (i) amended the stock purchase agreement among the Company, Danka Holding Company, a wholly-owned subsidiary of Danka, and Konica Minolta; (ii) amended and restated the letter agreement between the Company and the Cypress Shareholders, pursuant to which the Cypress Shareholders have agreed to vote in favor of proposed amendment to the resolution relating to the sale transaction, and they have reaffirmed their previous agreement to vote in favor of the sale transaction, MVL and related proposals; (iii) amended the deed of undertaking with the holders of the Company’s 6.50% senior convertible participating shares (the “Participating Shares”) such that the holders of the Participating Shares have reaffirmed their agreement to instruct any liquidators appointed in connection with a members voluntary liquidation, whether it be the proposed MVL approved at the Extraordinary General Meeting or a members voluntary liquidation approved at a future shareholder meeting, to pay to the holders of the Company’s ordinary shares (including holders of American Depositary Shares) as at the time at which the Liquidation commences, a payment in cash of $0.025 per ordinary share (or $0.10 per American Depositary Share); (iv) issued a press release in the United Kingdom (UK); and (v) sent a communication to the Company’s employees regarding these recent developments.

In addition, Cypress Merchant Banking Partners II L.P. and certain of its affiliates (collectively, the “Cypress Shareholders”), which collectively hold approximately 92% of the Company’s outstanding Participating Shares, amended the voting agreement between the Cypress Shareholders and Konica Minolta, pursuant to which the Cypress Shareholders have agreed to vote in favor of, among other things, the sale transaction, the MVL and related proposals.

The amendment to the stock purchase agreement, the second amended and restated letter agreement, the amendment to the deed of undertaking, the amendment to the voting agreement, the UK press release and communication to employees are attached as Exhibits 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7 hereto, respectively, and are incorporated herein by reference.

On June 19, 2008, in connection with the proposed amendment to the resolution to approve the sale of DOIC to Konica Minolta, a supplement to the Class 1 Circular (“UK Circular”) was sent to holders of the Company’s ordinary shares in the United Kingdom pursuant to the UK Listing Authority listing rules.

The supplement to the UK Circular is attached as Exhibit 99.8 hereto and is incorporated herein by reference.

Additional Information and Where to Find It

This current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed sale of DOIC to Konica Minolta, MVL, and related proposals. In connection with the proposed sale transaction, MVL and related proposals, Danka filed a definitive proxy statement with the SEC on May 30, 2008. INVESTORS AND SECURITY HOLDERS OF DANKA ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT THE PROPOSED SALE TRANSACTION, MVL, AND RELATED PROPOSALS. The definitive proxy statement was mailed to shareholders of record as of May 30, 2008. Investors and security holders may also obtain a free copy of the proxy statement, and other documents filed by Danka with the SEC, at the SEC’s web site at http://www.sec.gov. Free copies of the proxy statement, and Danka’s other filings with the SEC may also be obtained from Danka. Free copies of Danka’s filings may be obtained by directing a request to Danka Business Systems PLC, 11101 Roosevelt Boulevard, St. Petersburg, FL, Attention: Company Secretary.

Danka and its directors, executive officers and other members of its management and employees may be deemed to be soliciting proxies from Danka’s shareholders in favor of the proposed sale transaction, MVL and related proposals. Information regarding Danka’s directors and executive officers is available in Danka’s proxy statement for its 2007 annual general meeting of shareholders, which was filed with the SEC on July 30, 2007. Investors and security holders may obtain additional information regarding the interests of such potential participants by reading the definitive proxy statement regarding the proposed sale transaction, MVL and related proposals, which has been filed with the SEC.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description
99.1	Danka Business Systems PLC press release dated June 18, 2008 (US press release)

99.2	Amendment No. 2 to Stock Purchase Agreement, dated as of June 18, 2008, by and among Konica Minolta Business Solutions U.S.A., Inc., Danka Business Systems PLC and Danka Holding Company

99.3	Second Amended and Restated Letter Agreement, dated June 18, 2008, by and among Cypress Merchant Banking Partners II L.P., Cypress Merchant Banking II C.V., 55th Street Partners II L.P. and Danka Business Systems PLC

99.4	Deed of Amendment, dated as of June 18, 2008, by and among Cypress Merchant Banking Partners II L.P., Cypress Merchant Banking II C.V., 55th Street Partners II L.P., The Prudential Assurance Company Limited and Danka Business Systems PLC

99.5	Amendment No. 2 to Voting Agreement, dated as of June 18, 2008, by and among Konica Minolta Business Solutions U.S.A., Inc., Cypress Merchant Banking Partners II L.P., Cypress Merchant Banking II C.V. and 55th Street Partners II L.P.

99.6	Danka Business Systems PLC press release dated June 18, 2008 (UK press release)

99.7	Communication to Employees dated June 18, 2008

99.8	Supplement to UK Circular

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 19, 2008	DANKA BUSINESS SYSTEMS PLC

	By:	/s/ Edward K. Quibell
	Name:	Edward K. Quibell
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Danka Business Systems PLC press release dated June 18, 2008 (US press release)

99.2	Amendment No. 2 to Stock Purchase Agreement, dated as of June 18, 2008, by and among Konica Minolta Business Solutions U.S.A., Inc., Danka Business Systems PLC and Danka Holding Company

99.3	Second Amended and Restated Letter Agreement, dated June 18, 2008, by and among Cypress Merchant Banking Partners II L.P., Cypress Merchant Banking II C.V., 55th Street Partners II L.P. and Danka Business Systems PLC

99.4	Deed of Amendment, dated as of June 18, 2008, by and among Cypress Merchant Banking Partners II L.P., Cypress Merchant Banking II C.V., 55th Street Partners II L.P., The Prudential Assurance Company Limited and Danka Business Systems PLC

99.5	Amendment No. 2 to Voting Agreement, dated as of June 18, 2008, by and among Konica Minolta Business Solutions U.S.A., Inc., Cypress Merchant Banking Partners II L.P., Cypress Merchant Banking II C.V. and 55th Street Partners II L.P.

99.6	Danka Business Systems PLC press release dated June 18, 2008 (UK press release)

99.7	Communication to Employees dated June 18, 2008

99.8	Supplement to UK Circular